                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.14

                                    NED BANK

  2ND FLOOR CORPORATE PLACE NEDCOR SANDTON  VERDIEPING 2 CORPORATE PLACE NEDCOR SANDTON
             135 RIVONIA ROAD SANDOWN 2196  RIVONIAWEG 135 SANDOWN 2196
PO BOX I144 JOHANNESBURG 2000 SOUTH AFRICA  POSBUS 1144 JOHANNESBURG 2000 SUID'AFRIKA
         TEL 011 294-4444 FAX 011 295-1111  TEL 011 294.4444 FAKE 011 294.1333

      CORPORATE AND INTERNATIONAL DIVISION  KORI'ORATIEWE EN INTERNATIONALE AFDELING

                                                                   24 April 2003

The Directors
Net 1 Applied Technology Holdings Limited
4th Floor - President Place
Corner Jan Smuts & Bolton Road
Rosebank

Attention:  Mr Herman Kotze

Dear Sirs

BANKING FACILITIES

Further to recent discussions between Nedbank Limited ("Nedbank") and Net 1 Applied Technology Holdings Limited, Nedbank is pleased to continue to offer the following banking facilities to Net 1 Applied Technology Holdings Limited, Net 1 Support Services (Proprietary) Limited, Cash Paymaster Services (Proprietary) Limited, Net 1 Southern Africa (Proprietary) Limited, Net 1 Investment Holdings (Proprietary) Limited, Cash Paymaster Services KwaZulu-Natal (Proprietary) Limited, Cash Paymaster Services Eastern Cape (Proprietary) Limited and Net 1 Solutions (Proprietary) Limited (collectively referred to as the Borrower" or, if the context is appropriate, any one or more of them) on the terms and conditions contained herein.

Aggregate Amount       R394 715 000,00 (three hundred and ninety four million
                       seven hundred and fifteen thousand rand).

1.    NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED ("Aplitec").

      Amount: R22 715 000,00 (twenty two million seven hundred and fifteen thousand rand).

      Purpose: The issuing of letters of guarantee and the hedging of currency risk.

      Facilities:      1.1     INDIRECT FACILITY

                               Letters of guarantee for an aggregate amount of up to R21 115 000,00 (twenty one million one hundred and fifteen thousand rand) to be shared by any of the following entities:

                  NEDBANK LIMITED/BEPERK REG No. 1951/000009/06 DIRECTOR/DIREKTEURE: OF LIEBEMBERG (CHAIRMAN/VOORSITTER) PG JOUBERT (DEPUTY
     CHAIRMAN/ADJUNKVOORSITTER) PROF MM KATZ (VICE CHAIRMAN/VISEVOORSITTER)
   RCM LAUBSCHER (CHIEF EXECUTIVE/HOOP UITVOERENDE BEAMPTE) TA BOARDMAN* DR IJ
      BOTHA* BJS HORE* SG MORRIS* BGS MULLER* ML NIDLOVE* AA ROUTLEDGE* GJW BALL WAM CLEWLOW RG COTTRELL BE DAVISON N DENNIS+ PROF B FIGAJI MJ LEVETT JB
 MAGWAZA ME KKWANAZI PF NHLEKO TH NYASULU JVP ROBERTS+ CML SAVAGE JH SUTCLIFFE+ (*EXECUTIVE/UITVOEREND) +BRITISH/BRITS) COMPANY SECRETARY/MAATSKAPPYSKRETARIS:
                              WJ KROGER 25 11 2002

                               1.1.1    Net 1 Support Services (Proprietary)
                                        Limited,

                               1.1.2    Net 1 Applied Technology Holdings
                                        Limited.

                       1.2     DERIVATIVE FACILITY

                               Forward exchange contracts for an amount of up to RI 600 000,00 (one million six hundred thousand rand), being 10% (ten percent) of the amount of the forward exchange contracts to be shared by any of the following entities:

                               1.2.1    Net 1 Solutions (Proprietary) Limited;

                               1.2.2 Net I Investment Holdings (Proprietary) Limited, 1.2.3 Net 1 Southern Africa (Proprietary) Limited.

                       1.3     ELECTRONIC BANKING FACILITY
                               Nedinform/Nedexec.

2.    CASH PAYMASTER SERVICES (PROPRIETARY) LIMITED ("Cash Paymaster").

      Amount:          R2 000 000,00 (two million rand).

      Purpose:         The financing of assets.

      Facilities:      2.1     ASSET BASED FINANCE FACILITY

                               An asset based finance facility of an amount of up to R2 000 000,00 (two million rand), the terms and conditions of which are more fully set out in separate agreements and security documents entered into between Cash Paymaster and Nedbank, as amended from time to time.

                       2.2     ELECTRONIC BANKING FACILITY
                               NedinformlNedexec

3. CASH PAYMASTER SERVICES (KWAZULU-NATAL) (PROPRIETARY) LIMITED ("Cash Paymaster KwaZulu-Natal")

      Amount:          R220 000 000,00 (two hundred and twenty million rand).

      Purpose:         3.1     The financing of social grant payments made
                               through Cash Paymaster (KwaZulu Natal) up to an amount of R185 000 000,00 (one hundred and eighty five million rand).

                       3.2 The financing of social grant payments made through the South African Post Office on behalf of Cash Paymaster (KwaZulu Natal) up to an amount of R35 000 000,00 (thirty five million rand).

      Facility:        BRIDGING LOAN FACILITY

                       A fluctuating bridging loan facility of an amount of up to R220 000 000,00 (two hundred and twenty million rand), the terms and conditions of which are more fully set out in separate agreements entered into between Cash Paymaster KwaZulu-Natal and Nedbank dated 19 October 2000 together with any amendments from time to time.

4. CASH PAYMASTER SERVICES (EASTERN CAPE) (PROPRIETARY) LIMITED ("Cash Paymaster Eastern Cape").

      Amount:          R150 000 000,00 (one hundred and fifty million rand).

      Purpose: The financing of social grant payments made through Cash Paymaster (Eastern Cape) up to an amount of R150 000 000,00 (one hundred and fifty million rand).

      Facility:        BRIDGING LOAN FACILITY

                       A fluctuating bridging loan facility of an amount of up to R150 000 000,00 (one hundred and fifty million rand), the terms and conditions of which are more fully set out in separate agreements entered into between Cash Paymaster Eastern Cape and Nedbank dated 13 January 2003 together with any amendments from time to time.

The facilities referred to in clauses 1 to 4 shall be referred to collectively as "the facility" in this facility letter and the appendix hereto.

Notwithstanding anything to the contrary contained in this facility letter and the appendix hereto, the facility shall be payable on demand.

Nedbank reserves the right to place the facility, in whole or in part, with any subsidiary within Nedbank and to disclose to that subsidiary any financial information which may be required to support such placing. Pursuant hereto, the foreign finance facility (if any) may from time to time be placed by Nedbank with Nedcor Trade Services Limited ("NTS") (Registration No. 2042514243), its wholly owned subsidiary in Mauritius.

5.    Security Held:   Nedbank confirms that it holds the following security for
                       the facility, namely -

                       5.1 a cross deed of suretyship on Nedbank's standard terms and conditions given by:

                               Aplitec
                               Net 1 Support Services (Proprietary) Limited
                               Net1 Southern Africa (Proprietary) Limited
                               Cash Paymaster
                               Cash Paymaster KwaZulu-Natal

                               Commutercard (Proprietary) Limited
                               Net I Loyalty (Proprietary) Limited
                               Net 1 Solutions (Proprietary) Limited
                               Nett Investment Holdings (Proprietary) Limited Cash Paymaster Services (Namibia) (Proprietary) Limited
                               Cash Paymaster Services (Gauteng) (Proprietary) Limited
                               Cash Paymaster Services (Northern) (Proprietary) Limited
                               Cash Paymaster Services (Northwest) (Proprietary) Limited
                               Cash Paymaster Services (Mpumalanga)(Proprietary) Limited
                               Cash Paymaster Services (Northern-Cape)
                               (Proprietary) Limited
                               Cash Paymaster Services (Western Cape)
                               (Proprietary) Limited
                               Cash Paymaster Services (Eastern-Cape)
                               (Proprietary) Limited
                               Moneyline Financial Services (Proprietary)
                               Limited
                               Net 1 Finance Holdings (Proprietary) Limited
                               Friedland 033 Investments (Proprietary) Limited Friedland 035 Investments (Proprietary) Limited Siyeza Security Services (Proprietary) Limited Siyeza Security Services (Northern Cape) (Proprietary) Limited
                               Sinqobile Security Services (Northwest)
                               (Proprietary) Limited

                               (collectively referred to as "the sureties" or, if the context is appropriate, any one or more of them) in terms of which each of the sureties binds itself as surety and co-principal debtor in solidum with each other for the due and punctual fulfillment by the other of them of all their obligations under the facility;

                       5.2 a document in terms of which Cash Paymaster agrees that any credit balances in any banking accounts held with Nedbank may be set off against the indebtedness of Cash Paymaster to Nedbank under the facility from time to time;

                       5.3 a deed of cession in terms of which Cash Paymaster Services (Northern) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Northern) (Proprietary) Limited of all its obligations under the facility;

                       5.4 a deed of cession in terms of which Cash Paymaster Services (Eastern Cape) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services
                               (Eastern Cape) (Proprietary) Limited of all its obligations under the facility;

                       5.5 a deed of cession in terms of which Cash Paymaster Services (Gauteng) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Gauteng) (Proprietary) Limited of all its obligations under the facility;

                       5.6 a deed of cession in terms of which Cash Paymaster Services (KwaZulu-Natal) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (KwaZulu-Natal) (Proprietary) Limited of all its obligations under the facility;

                       5.7 a deed of cession in terms of which Cash Paymaster Services (Mpumalanga) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Mpumalanga) (Proprietary) Limited of all its obligations under the facility;

                       5.8 a deed of cession in terms of which Cash Paymaster Services (Namibia) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Namibia) (Proprietary) Limited of all its obligations under the facility;

                       5.9 a deed of cession in terms of which Cash Paymaster Services (Northern Cape) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Northern Cape) (Proprietary) Limited of all its obligations under the facility;

                       5.10 a deed of cession in terms of which Cash Paymaster Services (Northwest) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Northwest) (Proprietary) Limited of all its obligations under the facility;

                       5.11 a deed of cession in terms of which Cash Paymaster Services (Western Cape) (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Cash Paymaster Services (Western Cape) (Proprietary) Limited of all its obligations under the facility;

                       5.12    a deed of cession in terms of which
                               Friedland 033 Investments (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Friedland 033 investments (Proprietary) Limited of all its obligations under the facility;

                       5.13    a deed of cession in terms of which
                               Friedland 035 Investments (Proprietary) Limited cedes to Nedbank all of its right, title and interest in and to its debtors as security for the due and punctual fulfilment by Friedland 035 Investments (Proprietary) Limited of all its obligations under the facility;

                       5.14 a deed of cession and pledge in terms of which Aplitec cedes to Nedbank all of its right, title and interest in and to its entire shareholding in Cash Paymaster as security for the due and punctual fulfilment by Aplitec of all its obligations under the facility.

6.    Sweeping Cash    An amount of R240 000 000,00 (two hundred and forty
                       million rand)

                       Management Arrangement: represents the aggregate of the various overdraft limits recorded against various accounts in the names of subsidiaries of Aplitec and/or divisions of some of those subsidiaries which participate in the Aplitec Clearing Account Cash Management Arrangement ("the individual participants"), which is set out in separate documentation to be signed by the individual participants. In terms of that documentation, Aplitec is the borrower in respect of the aggregate debit balances less the aggregate credit balances reflected as at the close of business of each day.

                       It is understood that the limits of the individual participants are recorded for purposes of determining the total amount that is advanced to or by Aplitec in terms of the Cash Management Arrangement.

                       Apfitec shall procure that all the individual participants in this Cash Management Arrangement are aware of their limits and that those limits are adhered to. It is hereby agreed that, in the event of any individual participant exceeding its limit without prior arrangements having been concluded, then Nedbank shall be entitled, after consultation with Aplitec, to take such measures as are deemed necessary to ensure that such limits are observed.

                       The limit of R240 000 000,00 (two hundred and forty million rand) mentioned above is recorded on the understanding that the net debit balance at the aggregate level of the Cash Management Arrangement will not exceed R240 000 000,00 (two hundred and forty million rand), unless by prior written arrangement with Nedbank.

                       Up to an amount of R240 000 000,00 (two hundred and forty million rand) of any aggregate debit balance on the Cash Management Arrangement will attract interest at rates agreed to from time to time.

7.    Negative Pledge: The Borrower shall not, and it shall procure that none of its subsidiaries from time to time (as defined in the Companies Act, No. 61 of 1973, as amended) will, create or permit to subsist any mortgage, pledge, lien, charge, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security on any of its assets other than in the ordinary course of business, save with the prior written consent of Nedbank.

8.    Undertakings:    In addition to the undertakings given in clause 15 of the
                       appendix attached to this letter ("the appendix"), the Borrower undertakes that it shall for the duration of the facility, Nedbank shall be and shall remain the Borrower's sole banker.

9.    Conditions:      9.1     The facility is subject to annual review once the
                               consolidated audited annual financial statements of the Borrower become available, but in any event within 120 (one hundred and twenty) days after the end of each reporting period of the Borrower.

                       9.2 The terms and conditions set out in the appendix attached hereto are applicable to the facility in general and to the relevant instruments offered to the Borrower, provided however that, in respect of the facilities referred to in 2.1, 3 and 4, if there is a conflict between the provisions of the separate agreements governing these facilities and the terms and conditions of the appendix, the provisions contained in the separate agreements shall prevail.

                       9.3 The facilities offered to the Borrower in the facility letter relate to the facilities offered by the Corporate Banking Division of Nedbank. There may be other facilities offered to the Borrower by other entities within the Nedcor Group of Companies that are not included in the facility letter, which other facilities will be governed by the terms and conditions of separate agreements entered into between the Borrower and that entity.

10.   Replacement:     The offer contained in this letter supercedes all
                       previous offers of banking facilities from Nedbank to the Borrower andfor any of its subsidiaries.

11.   Expiry Date:     The offer contained in this letter is open for acceptance
                       until 30 June 2003. If the offer is not accepted by the Borrower on or before that date, the offer shall lapse and this letter shall be of no force and effect.

Should any aspect of this letter require clarification, please contact Andre van Rooyen on 011 294-3163.

If the terms of this letter are acceptable to the Borrower, kindly have an authorised official of the Borrower sign the attached duplicate original of this fetter and return it to Nedbank, together with a resolution of the board of directors of the Borrower authorising the signing official to accept the facility on behalf of the Borrower.

Yours faithfully

_________________________      _________________________   _____________________
G G PAYNE                      R W STEENEKAMP              A J VAN ROOYEN
ASSISTANT GENERAL              SENIOR MANAGER              SENIOR MANAGER
MANAGER                        CORPORATE & INTERNATIONAL   CORPORATE BANKING
CORPORATE & INTERNATIONAL      CREDIT
CREDIT

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
NET 1 APPLIED TECHNOLOGY
HOLDINGS LIMITED
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
NET 1 SUPPORT SERVICES
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
NET 1 SOUTHERN AFRICA
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
CASH PAYMASTER SERVICES
(KWAZULU-NATAL) (PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
NET 1 INVESTMENT HOLDINGS
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
CASH PAYMASTER SERVICES EASTERN
CAPE (PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ________________________  DAY OF __________________________  2003.

______________________________________
For and on behalf of:
NET 1 SOLUTIONS (PROPRIETARY)
LIMITED
(who hereby warrants his authority)

                                    APPENDIX

SECTION 1 - GENERAL TERMS

1.    INTERPRETATION

      The headings of the clauses in this appendix are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this appendix nor any clause hereof. Unless a contrary intention clearly appears -

      1.1   words importing -

            1.1.1   any one gender includes the other two genders;

            1.1.2   the singular include the plural and vice versa; and

            1.1.3 natural persons include corporate entities (corporate or unincorporated) and the state and vice versa;

      1.2 the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

            1.2.1 "BANK" means collectively Nedbank and NTS or, if the context is appropriate, any one or more of them;

            1.2.2   "BANKS ACT" means the Banks Act, No. 94 of 1990, as amended;

            1.2.3 "BUSINESS DAY" means any day other than a Saturday, Sunday, proclaimed public holiday in the Republic of South Africa-or a day on which commercial banks in the Republic of South Africa generally are not open for business;

            1.2.4 "COMPANIES ACT" means the Companies Act, No. 61 of 1973, as amended;

            1.2.5 "FACILITY LETTER" means the letter to which this appendix is attached;

            1.2.6   "FINANCIAL STATEMENTS" means -

                    1.2.6.1 the most recent audited annual financial statements of the Borrower and/or surety and/or guarantor, consolidated, if applicable;

                    1.2.6.2 1.2.6.2 the most recent unaudited interim financial statements of the Borrower and/or surety and/or guarantor, consolidated, if applicable;

                    1.2.6.3 the most recent management accounts of the Borrower and/or surety and/or guarantor, consolidated, if applicable, which have been furnished to the Bank;

            1.2.7 "GUARANTORS" means any guarantor of the obligations of the Borrower to the Bank under or in respect of or arising from the facility;

            1.2.8 "INCOME TAX ACT" means the Income Tax Act, No. 58 of 1962, as amended;

            1.2.9 "INSOLVENCY ACT" means the Insolvency Act, No. 24 of 1936, as amended;

            1.2.10 "MATERIAL ADVERSE EFFECT" means a material adverse change in the condition (financial or otherwise) of the Borrower and/or any sureties or guarantors, if any, as the case may be, which change prevents or aggravates the Borrower's ability to perform or observe, in the normal course, its obligations arising from or in terms of the facility and/or prevents or aggravates the ability of any sureties or guarantors, as the case may be, to perform or observe, in the normal course, their obligations arising from or in terms of any suretyship or guarantee, as the case may be;

            1.2.11  "NACM" means nominal annual compounded monthly in arrear;

            1.2.12 "OFFER" means the offer of banking facilities made by the Bank to the Borrower in the facility letter;

            1.2.13 "OUTSTANDING AMOUNT" means the aggregate amount by which the facility has been drawn down from time to time, together with all accrued and capitalised interest thereon, if any, together with any and all other amounts that may be due and payable by the Borrower to the Bank;

            1.2.14 "PARTIES" means collectively the Borrower, any guarantor, any surety, Nedbank and NTS or, if the context is appropriate, any one or more of them;

            1.2.15 "PRIME RATE" means the publicly quoted rate of interest as certified by any manager (whose appointment or authority or designation it shall not be necessary to prove) of Nedbank at which Nedbank lends in South African Rands to its borrowers in general from time to time, on the basis of such interest being calculated daily on a 365 (three hundred and sixty five) day year and compounded monthly in arrear, irrespective of whether or not the year in question is a leap year;

            1.2.16 "REPO RATE" means, on any particular day, the repo tender rate on that day quoted by the SARB;

            1.2.17 "SURETY" means any surety for the obligations of the Borrower to the Bank under or in respect of or arising from the facility;

            1.2.18  "SARB" means the South African Reserve Bank;

      1.3 save as defined herein or where the context clearly indicates to the contrary, terms defined in the facility letter shall bear the meanings ascribed to them herein, when used in this appendix;

      1.4 when any number of days is prescribed in this appendix, same shall be reckoned inclusively of the first and exclusively ofthe last day, unless thelastday falls on a daywhichis not abusiness day, in which case the last day shall be the next succeeding business day;

      1.5 where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

      1.6 where any term is defined within the context of any particular clause in this appendix, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this appendix, notwithstanding that that term has not been defined in this interpretation clause;

      1.7 the expiration or termination of the facility letter and this appendix shall not affect such of the provisions of the facility letter and this appendix as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

2.    BINDING AGREEMENT

      In respect of overdraft and overnight loan facilities, acceptance of the offer shall create a binding agreement between the Borrower and the Bank. In respect of other instruments offered in the facility letter, acceptance of the offer will create a binding agreement between the Borrower and the Bank, subject to the signature by the Borrower of the Bank's standard terms relating to the relevant instrument.

3.    FLEXIBILITY

      Unless otherwise agreed by the parties, and subject to the availability of a particular instrument at a particular time, the Borrower shall be entitled to utilise any or all of the instruments offered in the facility letter up to the amount of the limit or the sub-limit, as the case may be, pertaining to a particular instrument set out in the facility letter from time to time, provided that instruments with a fixed maturity date shall continue up to such maturity date.

4.    UNAVAILABILITY OF INSTRUMENTS

      Should:

      4.1 there be any change in legislation or in the departmental practice of any authority and, in particular, without derogating from the generality of the aforegoing, any change in the Income Tax Act, or the Banks Act or any regulations made in terms thereof, or in the interpretation or application of any such legislation or departmental practice, by any court or competent official; andlor

      4.2 there be any change in banking practice as it affects or is applied by or to the Bank and any other financial institutions generally registered as such in the applicable jurisdiction; and/or

      4.3 any other event occurs which is beyond the control of the Bank, with the result that any instrument offered in the facility letter is no longer made available by the Bank ("an affected instrument"), then the Bank shall notify the Borrower in writing that the affected instrument will no longer be made available to the Borrower and the Borrower shall, within 3 (three) business days of the despatch of such notice, elect:

      4.4 to utilise any one or more of the other instruments offered in the facility letter; and/or

      4.5   to settle the amount owing under the affected instrument.

5.    EARLY REPAYMENT

      No early repayment of any instrument shall be allowed unless the Bank agrees thereto, subject to any penalty which the Bank may impose at that time.

6.    INTEREST

      All interest, charges, commission, costs and fees which are payable by the Borrower to the Bank shall be paid in the currency of the relevant instrument and, unless discharged directly by the Borrower, shall be paid out of any current account of the Borrower held at Nedbank. The Borrower hereby authorises the Bank to debit and deduct such interest, charges, commissions, costs and fees to such current account. Any reference to "Nedbank's prime overdraft rate" shall refer tothe publicly quoted rate of interest at which Nedbank lends in South AfricanRandstwitsborrowers in general from time to time, on the basis of such interest being calculated daily on a 365 (three hundred and sixty five) day year and compounded monthly in arrear, irrespective of whether or not the year in question is a leap year.

7.    PENALTY INTEREST

      7.1 All and any amounts owing to the Bank which are not paid on the due date therefor or any excess over any limit or sub-limit set out in the facility letter, as the case may be, shall bear interest at a rate of 2% (two percent) per annum above the higher of the repo rate or the prime rate, calculated from the due date therefor or the date on which any excess occurred, as the case may be, until the date of actual payment thereof by the Borrower to the Bank.

      7.2 All and any amounts owing to the Bank under the foreign finance facility which are not paid on the due date therefor or any excess over any foreign finance limit or sub-limit, as the case may be, shall bear interest at the prevailing penalty interest rate of the Bank in respect of foreign finance from time to time, calculated from the due date thereof or the date on which any excess occurred, as the case may be, until the date of receipt of such amounts by the Bank.

8.    FREE OF DEDUCTION

      All amounts paid by the Borrower to the Bank shall be made free and clear of deduction or set-off. Should the Borrower be compelled by law to withhold or deduct any taxes or other charges from any amounts payable to the Bank, the amounts so payable by the Borrower to the Bank shall be increased to the extent necessary to ensure that the Bank receives the amounts payable, free of such withholding or deduction.

9.    ALLOCATION OF PAYMENTS

      The Bank will be entitled to allocate all and any payments by the Borrower to any indebtedness of the Borrower to the Bank and the Borrower waives all and any rights that it may have to name the debt in respect of which such payment is made.

10.   CHANGE IN CIRCUMSTANCES

      If at any time -

      10.1 any new law, ruling, regulation or practice is promulgated, given or adopted; and/or

      10.2 there are any changes to any present or future law, ruling, regulation or practice; and/or

      10.3 there are any changes in the interpretation, application or administration of any law, ruling, regulation or practice by any relevant monetary or fiscal authority or court or competent official; and/or

      10.4 there are any amendments to the Banks Act or the Income Tax Act or the legislation applying to financial institutions generally registered as such in the relevant jurisdiction; and/or

      10.5 there is any compliance by the Bank with any directive or request, whether or not having the force of law, from any monetary or fiscal authority or court or competent official;

      10.6 any other event occurs which is beyond the control of the Bank, that would -

      10.7 subject the Bank to any taxes, duties or other charges in respect of the facility or change the basis of taxation of the Bank in respect of payments of capital or interest payable to the Bank and such taxes, duties or other charges are applicable to financial institutions generally registered as such in the applicable jurisdiction; or

      10.8 impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of, or credit extended by the Bank, which reserve, special deposit or similar requirement against assets or deposits is applicable to financial institutions generally registered as such in the applicable jurisdiction; or

      10.9 impose on the Bank any other obligation or condition affecting the cost of the Bank of maintaining or funding the facility, which obligation or condition is applicable to financial institutions generally registered as such in the applicable jurisdiction, and the result of any of the above is to increase or reduce the net after tax cost to the Bank of maintaining or funding the facility or increases or reduces the net after tax return to the Bank in respect of maintaining or funding the facility, then the Bank shall be entitled to determine a fee to place the Bank in the same position in which it would have been if such increase or reduction had not taken place. Such fee shall be payable by the Borrower on demand.

11.   PLACING

      Nedbank reserves the right to place the facility in whole or in part with any subsidiary within Nedcor Limited and to disclose to that subsidiary any financial information which may be required to support such placing.

12.   EXCHANGE CONTROL APPROVAL

      Where applicable, the Borrower shall comply with the requirements of the Exchange Control Department of the SARB and shall furnish proof of such compliance to the Bank on request.

13.   OFFSHORE BUSINESS OR ACTIVITIES

      13.1  The Borrower shall notify Nedbank and/or NTS before:

            13.1.1 The Borrower conducts any business or business activity offshore; or

            13.1.2  The Borrower makes any offshore investment; or

            13.1.3 The Borrower issues a guarantee or binds itself as surety and/or co-principal debtor for the debts of a third party, which will have infer alia the effect of (but not limited to) encumbering the Borrower's assets, financial status or balance sheet.

      13.2  Nedbank and/or NTS reserves the right to:

            13.2.1 Call for further and/or detailed information regarding the
                   Borrower's offshore business, business enterprises, activities, investments and review the banking facilities offered to the Borrower.

            13.2.2 Call for an audit on the Borrower's financial status to investigate and/or confirm disclosures to Nedbank and/or NTS, and the possible encumbrance of the Borrower's assets, financial status or balance sheet.

14.   UNDERTAKINGS

      The Borrower undertakes:

      14.1  to furnish the Bank with -

            14.1.1 its audited annual financial statements and those of each guarantor/surety within 120 (one hundred and twenty) days after the end of each financial year;

            14.1.2 its unaudited interim financial statements and those of each guarantor/surety within 120 (one hundred and twenty) days after the end of each interim financial year;

            14.1.3 its management accounts within a period of 30 (thirty) days after the end of the period to which such management accounts relate;

            14.1.4 all other financial information with which a shareholder is entitled to be furnished by the Borrower or each guarantorlsurety, within 30 (thirty) days after such information has become available to the Borrower or each guarantor/surety;

      14.2 to maintain in full force and effect all governmental, tax, monetary and other approvals required to enable the Borrower to continue in its business and affairs;

      14.3 not to create or permit to subsist any mortgage, pledge, lien, charge, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security on any of its assets ("AN ENCUMBRANCE"), except for existing encumbrances, without the prior written consent of the Bank, which consent shall not be unreasonably withheld if the encumbrances are in the normal course of business;

      14.4 immediately to notify the Bank of any change in the present shareholding or ultimate beneficial ownership of the Borrower;

      14.5  promptly to inform the Bank in writing of -

            14.5.1 any occurrence of which it becomes aware which will or may adversely affect the Borrower's ability to perform or observe its obligations in terms of the facility; or

            14.5.2 any occurrence of which it becomes aware which will or may adversely affect the ability of any surety to perform or observe its obligations in terms of any deed of suretyship; or

            14.5.3  of any event of default,

                forthwith upon becoming aware thereof and will from time to time, if so requested by the Bank confirm to the Bank in writing that, save as otherwise stated in such confirmation, no such event of default has occurred and/or is continuing;

      14.6 to furnish Nedbank upon demand by Nedbank, with such information as Nedbank may reasonably require.

15.   WARRANTIES

      15.1  The Borrower represents and warrants to the Bank that:

            15.1.1 it is a corporation duly registered and existing under the laws of the Republic of South Africa;

            15.1.2 it has full power to perform and execute the facility letter and has taken all necessary corporate and other actions to authorise the borrowings thereunder, including such steps, as may be necessary to comply with the provisions of Article 60 of Table A or Article 61 of Table B of the Companies Act, if applicable;

            15.1.3 the facility constitutes legal, valid, binding and enforceable obligations of the Borrower;

            15.1.4 no litigation, arbitration or administrative proceeding is presently in progress or, to the knowledge of the Borrower, pending or threatened against it or any of its assets, which relates to the facility or which would have a material adverse effect;

            15.1.5 it is not a party to any agreement which has a material adverse effect on it or which is likely to have a material adverse effect on it;

            15.1.6 it has good title to all its assets which are reflected in its financial statements or has not sold, transferred, exchanged, disposed of or otherwise alienate of any such assets;

            15.1.7 its financial statements fairly represent the financial position of the Borrower and its subsidiaries, where applicable, and the consolidated results of its/their operations for that financial period, and that the financial statements have been prepared in accordance with generally accepted accounting principles in the Republic of South Africa, consistently applied, and that the Borrower has no significant liabilities, present or contingent, (including, without derogating from the generality of the aforegoing) liabilities for taxes or material forward or long term commitments, which are not disclosed or provided for in such financial statements;

            15.1.8 there has been no material adverse effect on the Borrower since the date of its financial statements.

            15.1.9 that all of the information supplied by the Borrower and any surety in connection with the facility letter is true, complete and accurate in all material aspects and the Borrower is not aware of any material facts or circumstances that have not been disclosed to the Bank.

      15.2 The Borrower shall be deemed on the first day of each of its financial years to represent and warrant that each of the representations and warranties is and shall be true and accurate on such day and, in addition, that the financial statements delivered to the Bank fairly represent the financial position of the Borrower or the consolidated financial position of the Borrower and its subsidiaries, as the case may be.

16.   BREACH

      16.1  A breach shall occur should:

            16.1.1 the Borrower and/or any surety and/or any guarantor, as the case may be, commit an act of insolvency as defined in the Insolvency Act or an act defined in terms of section 344 of the Companies Act or an act which would, if the Borrower and/or any surety and/or any guarantor, as the case may be, were a natural person, be an act of insolvency as defined in the Insolvency Act; and/or

            16.1.2 the Borrower and/or any surety and/or any guarantor, as the case may be, becomes unable or cease, for any reason whatsoever, to conduct its normal line of business in an ordinary and regular manner; and/or

            16.1.3 the Borrower commit a breach of any of the terms and conditions of the facility, including non compliance with the covenants as set out in the facility letter, if any, or any other offer made or instrument offered pursuant to the facility; and/or

            16.1.4 any material asset of the Borrower and/or any surety and/or any guarantor, as the case may be, be attached under writ of execution; and/or

            16.1.5 the Borrower and/or any surety and/or any guarantor, as the case may be, dispose of a material portion of its undertakings or assets, whether voluntarily or involuntarily and whether in a single transaction or a series of transactions, except in the normal course of business, or the value of the assets of the Borrower and/or any surety and/or any guarantor, as the case may be, be materially reduced; and/or

            16.1.6 the Borrower and/or any surety and/or any guarantor, as the case may be, be voluntarily or compulsorily placed under judicial management or wound up (whether provisionally or finally), removed from the register of companies or take steps for its voluntary winding up, or enter into or attempt to enter into a compromise, composition or arrangement with its creditors generally, or any class thereof; and/or

            16.1.7 the ultimate beneficial control of the Borrower and/or any surety and/or any guarantor, as the case may be, change; and/or

            16.1.8 a material change in the financial condition of the Borrower and/or any surety and/or any guarantor, as the case may be, occur, subsequent to the date of its financial statements which change will, in the opinion of the auditors of the Bank, have a material adverse effect and/or adversely affect the surety's and/or guarantor's ability to perform or observe its obligations in terms of the deed of suretyship and/or the guarantee; and/or

            16.1.9 any material indebtedness or obligation or any loan, debt or guarantee constituting indebtedness of the Borrower and/or any surety and/or any guarantee, as the case may be, become due and payable prior to its specified maturity by reason of default, or not be paid when due, whether or not the Bank is concerned therewith;

            16.1.10 the Borrower acquire or attempt to acquire any shares in the issued share capital of its holding company or any of its own issued share capital or otherwise reduce its share capital, without the prior written consent of the Bank, which shall not be unreasonably withheld;

            16.1.11 any surety and/or any guarantor fail to maintain in full force and effect, all government, tax, monetary and other approvals required to enable such surety to continue in its business and affairs;

            16.1.12 any surety and/or guarantor encumber any of its assets, except for existing encumbrances, without the prior written consent of the Bank which consent shall not be unreasonably withheld if the encumbrances are in the normal course of business;

            16.1.13 a representation, warranty or statement made or repeated in connection with this agreement in any document delivered by or on behalf of the Borrower or any surety or any guarantor under or in connection with this facility letter be incorrect in any material respect when made or deemed to be made or repeated;

            16.1.14 it be or become unlawful for the Borrower to perform or comply with any or all of its obligations under this facility letter or any of the obligations of the Borrower hereunder not be or cease to be legal, valid, binding and enforceable or at any time it be or become unlawful for any surety to perform or comply with any or all of its obligations under the deed of suretyship or any of the obligations of the surety thereunder not be or cease to be legal, valid, binding and enforceable;

            16.1.15 any litigation, arbitration or administrative proceeding presently be in progress or, to the knowledge of the Borrower, pending or threatened against any surety and/or any guarantor, or any of any surety's and/or any guarantor's assets, which would have a material adverse effect on the financial condition of the surety;

            16.1.16 the most recent audited annual financial statements of the surety and/or guarantor not fairly represent the financial position of the surety and its subsidiaries, where applicable, and the results of their operations of that financial year, or should the said financial statements not have been prepared in accordance with generally accepted accounting principles of the Republic of South Africa, consistently applied, or should the surety have significant liabilities, present or contingent, including, without limitation, liabilities for taxes or material forward or long term commitments, which are not disclosed or provided for in such financial statements;

            16.1.17 there be a material adverse change in the financial or other condition of the surety and/or guarantor since the date of its last audited financial statements.

      16.2 Should a breach occur, and such breach is incapable of remedy or the Borrower fails to remedy such breach within 10 (ten) business days of the despatch of a notice by the Bank calling upon the Borrower to remedy the breach, then the Bank shall be entitled, without prejudice to any other rights or remedies which it may have:

            16.2.1 to cancel the facility and to claim and recover from the Borrower all amounts owing under or in terms of or in connection with the facility, which amounts shall become immediately due and payable, together with penalty interest thereon; and/or

            16.2.2 to appropriate any and all amounts standing to the credit of the Borrower in the books of the Bank in reduction or liquidation of the amounts owing to the Bank under or in terms of or in connection with the facility; and/or

            16.2.3 to set-off the indebtedness of the Borrower to the Bank under or in terms of or arising from the facility against any and all amounts standing to the credit of the Borrower in the books of the Bank and for the purposes thereof, the parties hereby agree that, to the extent that any such indebtedness is or such amounts are in a currency other than Rands ("the foreign currency"), such indebtedness or amounts shall be converted from such foreign currency to Rands at the spot Rand/foreign currency rate quoted by the Bank on the date of conversion.

17.   JURISDICTION

      The Borrower irrevocably submits and consents to the jurisdiction of the High Court of South Africa (Witwatersrand Local Division) for the purpose of any legal proceedings arising out of or in connection with the facility.

18.   GOVERNING LAW \

      The facility shall be governed by and interpreted in accordance with the laws of the Republic of South Africa.

19.   CERTIFICATE

      A certificate signed by any manager for the time being of the Bank (whose appointment and/or designation and/or authority it shall not be necessary to prove) shall be prima facie proof of all the facts and matters stated therein for all purposes in connection with the facility.

20.   COSTS

      All costs and expenses which the Bank may incur in connection with the enforcement or preservation of any of its rights under the facility, including, without derogating from the generality of the aforegoing, all legal costs on an attorney and client scale, tracing fees and stamp duty, shall be borne by the Borrower and shall be payable on demand.

21.   NOTICES

      Any notices sent by one party to the other shall be in writing and deemed to have been received, if sent to the other party's domicilium:

      21.1  by hand, on the date of delivery;

      21.2  by prepaid post, 7 (seven) days after the date of posting;

      21.3 by telex or telefacsimile, on the business day following transmission.

22.   DOMICILIUM CITANDI ET EXECUTANDI

      22.1 The parties choose as their domicilia citandi et executandi for all purposes under the facility, whether in respect of court process, notices or other documents or communications of whatsoever nature, the following addresses:

            22.1.1  The Borrower

                    Physical:  4" Floor - President Place
                               Corner Jan Smuts & Bolton Road
                               Rosebank, 2196.
                    Postal:    P O Box 2424
                               Parklands
                               2121
                    Facsimile: (011) 442-5894
                    Attention: The Financial Director

            22.1.2  Nedbank

                    Physical:  135 Rivonia Road
                               Corporate Place Block F
                               Sandown
                               Sandton, 2196.
                    Postal:    P O Box 1144
                               Johannesburg, 2000
                    Facsimile: (011) 294-1333
                    Attention: The General Manager Corporate Credit

            22.1.3  NTS

                    Physical:  5th Floor
                               Barkly Wharf
                               Caudan Waterfront Port Louis
                               MAURITIUS
                    Facsimile: (230) 210 3154
                    Attention: The Assistant General Manager

      22.2 Any party may by notice to the other parties change the physical address chosen as its domicilium citandi at executandi to another physical address where postal delivery occurs or its postal address or its facsimile number, provided that the change shall become effective on the 10'h (tenth) business day from the deemed receipt of the notice by the other parties.

      22.3  Any notice to a party shall be in writing -

            22.3.1 sent by registered post in a correctly addressed envelope to it at the postal address chosen as its domicilium citandi et executandi shall be deemed to have been received on the 5th (fifth) business day after posting;

            22.3.2 delivered by hand during ordinary business hours at the physical address chosen as its domicilium citandi at executandi shall be deemed to have been received on the day of delivery; or

            22.3.3 transmitted by facsimile to its chosen facsimile number stipulated in clause 23.1 shall be deemed to have been received on the business day following the date of transmission.

      22.4 Notwithstanding anything to the contrary herein contained, a notice or communication actually received by a party shall be an adequate notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

23.   WHOLE AGREEMENT

      23.1 Subject to any document required by the Bank to be signed by the Borrower on the one hand and the Bank on the other, the facility letter and this appendix constitute the whole agreement between the Borrower and the Bank relating to the subject matter hereof, and there are no representations, warranties or undertakings given by the Borrower andlor the Bank which are not recorded herein.

      23.2 No variation to or amendment or consensual cancellation of the facility letter or this appendix or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of the facility letter and this appendix and no settlement of any disputes arising under the facility letter and this appendix shall be binding unless recorded in a written document signed by the Borrower and the Bank respectively.

      23.3 No extension of time or waiver of relaxation or suspension of any of the provisions or terms of the facility letter and this appendix or any agreement, bill of exchange or other documents issued or executed pursuant to or in terms of the facility letter and this appendix by the Bank shall operate as an estoppel against the Bank in respect of its rights under the facility letter and this appendix, nor shall it operate so as to preclude the Bank thereafter from exercising its rights strictly in accordance with the facility letter and this appendix. Any such extension, waiver or relaxation or suspension shall be strictly construed as relating strictly to the matter in respect whereof if was made or given.

24.   SEVERABILITY

      Any provision in the facility letter and this appendix which is or may become illegal, invalid or unenforceable in any jurisdiction affected by the facility letter and the appendix shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of the facility letter and appendix, without invalidating the remaining provisions of the facility letter and this appendix or affecting the validity or enforceability of such provision in any other jurisdiction.

25.   VARIATION OF TERMS

      No variation, addition or amendment of any of these terms shall be of any force or effect unless reduced to writing and signed by the Borrower on the one hand and/or Nedbank and/or NTS, as the case may be, on the other.

26.   NO INDULGENCE

      No indulgence or extension of time shown by Nedbank and/or NTS, as the case may be, to the Borrower shall operate as an estoppel or waiver of any rights against Nedbank and/or NTS, as the case may be.

27.   RENUNCIATION OF BENEFITS

      The Borrower expressly waives and renounces all the benefits from the legal exceptions non numeratae pecuniae, non causa debiti, errore calculi, revision of accounts, no value received and all the other legal benefits and exceptions, the meaning and effect of which exceptions the Borrower declares itself to be fully acquainted.

SECTION 2 - TERMS APPLICABLE TO SPECIFIC INSTRUMENTS

1.    FORWARD EXCHANGE CONTRACTS

      1.1   Rate

      The applicable rate shall be the rate agreed upon between the parties, whether in writing or otherwise.

      1.2   Amount

      This instrument is subject to the sub-limit set out in the facility letter, if any, or any other agreement concluded between the parties. The sub-limit is based on the percentage of the aggregate amount of each forward exchange contract (currently 10% (ten percent)) that Nedbank in its discretion deems to be the risk.

      1.3   Period

      The applicable period will be that agreed upon in writing between the parties.

      1.4   Conditions Precedent

      This instrument is subject to the signature by the Borrower of Nedbank's standard documentation relating to forward exchange contracts from time to time.

      1.5   Notification to the SARB

      The Borrower shall present documents confirming the relevant forward exchange transaction to its branch of Nedbank for endorsement within 14 (fourteen) days from the date of conclusion of each forward exchange contract, in accordance with current exchange control policy. However, if the Borrower has given a corporate letter of undertaking to the SARB, the Borrower shall only be obliged to furnish to its branch of Nedbank a letter setting out details of the transaction underlying the forward exchange contract.

2.    LETTERS OF GUARANTEE

      2.1   Rate/Commission

      The applicable rate or commission shall be the rate agreed in writing between the parties at the time of request for the issuance of a letter of guarantee.

      2.2   Amount

      This instrument is subject to the sub-limit set out in the facility letter, if any, or in any other agreement concluded between the parties.

      2.3   Period

      The applicable period shall be the period agreed upon at the time of request for the issue of a guarantee. Under no circumstances will Nedbank issue a guarantee which does not contain an expiry date or an ascertainable period.

      2.4   Nedbank's Obligations

      Nedbank's obligations shall be limited to the payment of money. Unless otherwise agreed to in writing between the parties, all letters of guarantee will be payable on the beneficiary's first demand in writing and/or the presentation of the relevant guarantee to Nedbank.

      2.5   Condition Precedent

      Guarantees will only be issued after the signature by the Borrower of Nedbank Counter-Indemnity (Form 8.8) in respect of each guarantee or Nedbank's Master Counter Indemnity Form, as the case may be.

      2.6   Other Terms

      Other terms shall be negotiated by the parties at the time of request for the issue of a guarantee. The terms and conditions thereof must be acceptable to Nedbank.

3.    ASSET BASED FINANCE

      The facility available under this instrument is subject to the terms and conditions of Nedbank's standard documentation relating to asset based finance from time to time or the terms and conditions of separate agreementls that may be concluded between Nedbank and the Borrower.

4.    NEDINFORM/NEDEXEC

      The use of Nedinform and Nedexec by the Borrower is subject to the signature by the Borrower of Nedbank's standard Electronic Banking Services Agreement.

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 APPLIED. TECHNOLOGY HOLDINGS LIMITED ("THE COMPANY") HELD AT ________________________ ON
___________________________

Resolved:

1. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

2.    that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy

                                              ________________________________
                                              COMPANY SECRETARY / DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SUPPORT SERVICES (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT
________________________ ON _______________________________

Resolved:

3. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

4.    that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy

                                              _________________________________
                                              COMPANY SECRETARY / DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOUTHERN AFRICA (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ________________________ ON
__________________________

Resolved:

5. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

6.    that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy
                                              ________________________________
                                              COMPANY SECRETARY / DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF CASH PAYMASTER SERVICES (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ________________________ ON ______________________________

Resolved:

7. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

8.    that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy
                                              ________________________________
                                              COMPANY SECRETARY / DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF CASH PAYMASTER SERVICES (KWAZULU-NATAL) (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ________________________ ON ___________________________

Resolved:

9. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

10.   that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy
                                              ________________________________
                                              COMPANY SECRETARY / DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 INVESTMENT HOLDINGS (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ________________________ ON ______________________________

Resolved:

11. that the company accept the offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated ___________________;

12.   that __________________________ in his capacity as __________________ be and he is authorized to sign the aforesaid letter and return it to Nedbank / that the actions of ______________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                              Certified a true copy

                                              __________________________________
                                              COMPANY SECRETARY / DIRECTOR